J.P. MORGAN SPECIALTY FUNDS

JPMorgan Diversified Real Return Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 1, 2016

to the Prospectuses and Summary Prospectuses dated December 29, 2015, as supplemented

Overview. At its February meeting, the Board of Trustees (the “Board”) of JPMorgan Trust I (the “Trust”) approved changes to the Fund’s investment strategies and increases in the Fund’s expense caps subject to approval by shareholders of a new investment advisory agreement (the “Proposed New Advisory Agreement”) between the Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), and the Trust, on behalf of the Fund. As discussed below, the Proposed New Advisory Agreement is subject to a higher investment advisory fee than the investment advisory fee under the current investment advisory agreement (“Current Advisory Agreement”). The Proposed New Advisory Agreement will require shareholder approval before it is implemented, as described below. A special meeting of shareholders has been adjourned to 2:00 p.m., E.T., July 28, 2016 at 270 Park Avenue, New York, New York.

The Fund’s investment objective is to seek to maximize long-term real return. Currently, the Fund employs a “fund-of-funds” strategy and seeks to meet this objective by investing in other J.P. Morgan Funds and to a lesser extent, exchange traded funds (collectively, the “Underlying Funds”) (the “Current Strategy”). Under the proposed new changes, the Fund would change its strategy from a “fund-of-funds” strategy to a strategy pursuant to which the Fund would invest directly in securities and other instruments by allocating its assets to sleeves managed by various portfolio management teams within JPMIM (the “Proposed New Strategy”). The Fund’s investment objective would not change.

Proposed New Advisory Agreement and Adjourned Special Shareholder Meeting. In order to reflect the additional responsibilities of the Adviser for making direct investments, the Board approved a new fee structure for the Fund including expense cap increases and an increase in the advisory fees under the Proposed New Advisory Agreement. In particular, under the Proposed New Advisory Agreement, the investment advisory fee charged to the Fund would increase from the current fee at an annual rate of 0.10% of the Fund’s average daily net assets to a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

Shareholders as of March 31, 2016 (the “record date”) had been asked to approve the Proposed New Advisory Agreement (the “Proposal”) at a special meeting of shareholders on June 21, 2016. The shareholder meeting was adjourned until July 28, 2016 at 2:00 p.m., E.T. If you own shares of the Fund as of the record date for the special meeting of shareholders, you should have received (i) a proxy statement describing in detail the Proposal and (ii) a proxy card and instructions on how to submit your vote. If the Proposal is approved for the Fund by its shareholders, the Proposed New Advisory Agreement will go into effect on the date approved by the shareholders and the Proposed New Strategy and increases to the expense caps will be implemented. If the Proposal is not approved by its shareholders, these changes will not take effect.

Proposed New Strategy Changes. Subject to the approval of the Proposed New Advisory Agreement by shareholders at the special meeting of shareholders, as discussed above, the Proposed New Strategy will become effective on the date the Proposed New Advisory Agreement is approved by shareholders (the “Effective Date”). On the Effective Date, new prospectuses (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes that would take effect, if the Proposed New Advisory Agreement is approved by shareholders. (Please refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date):

Changes to Investment Strategies. If the Proposed New Advisory Agreement is approved by shareholders, the following changes will become effective with respect to the Fund on the Effective Date:

•	The Fund will seek real return by allocating to a diversified combination of inflation-sensitive and other asset classes that have exposure to broad equity, fixed income and alternative markets.

SUP-DRR-716

•	JPMIM would use a flexible asset allocation approach in constructing the Fund’s portfolio within ranges across broad asset classes, as set forth below:

Global Equity 10-60%

Commodities & Alternatives 0-50%

Fixed Income & Cash Equivalents 10-80%

•

The Fund would have the ability to invest in a broader array of equity securities under the Proposed New Strategy. The Fund’s equity investments may include common stock, real estate investment trusts (REITs), depositary receipts, warrants and rights to buy common stocks, and master limited partnerships (MLPs). Such investments may include securities issued in both developed and emerging markets. Under the Current Strategy, the range of equity investments in which the Fund invests is limited to Underlying Funds that invest in commodities, REITs, natural resources and infrastructure-related equities as well as a small allocation to direct investments in agriculture and agricultural-related securities.

•

The Fund will also have greater flexibility to allocate its investments across a broader array of fixed income strategies and securities under the Proposed New Strategy. The Fund’s fixed income investments may include inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), floating rate securities, loan assignments and participations (Loans), commitments to purchase Loans (Unfunded Commitments), bank obligations, U.S. government securities (including agencies and instrumentalities), domestic and foreign corporate bonds and debt securities, high yield securities (junk bonds ), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, asset-backed securities, and mortgage-backed securities and cash and cash equivalents.

•

The Fund’s alternative investments may include individual securities including convertible securities and preferred stock and exchange traded commodities (ETCs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, currencies and commodities.

•

The Fund may gain exposure to the commodities and certain other alternative markets by investing up to 25% of its total assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in derivatives and (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts.

•

The Fund may also invest directly in derivatives as part of its principal investment strategy including foreign currency transactions, futures, contracts, options, forwards, and swaps including swaps based on non-seasonally adjusted Consumer Price Index for all Urban Consumers.

•	The Fund may engage in short sales and invest in exchange traded notes (ETNs).

•

While the Fund may continue to invest in Underlying Funds to gain exposure to an inflation-sensitive asset class or a broad asset class or sector, the Fund will focus its investments on direct investments in securities and other instruments.

Changes to the Fund’s Main Risks. Subject to the approval of the Proposed New Advisory Agreement by shareholders at the special meeting of shareholders, as discussed above, under the Proposed New Strategy, the Fund may be subject to new and additional risks. Under the Current Strategy, the Fund’s risk exposure is indirect due to its fund-of-funds strategy. Under the Proposed New Strategy, the Fund would have direct exposure to issuers and counterparties and would have the ability to invest to a greater extent in investments such as high yield securities (junk bonds) and Loans, as well as a broad array of additional securities and investments, including global equities and asset-backed and mortgage-backed securities.

The Fund’s main risks currently include General Market Risk, Investment Company and ETF Risk, Strategy Risk, Commodity Risk, Natural Resources Risk, Securities of Real Estate Companies and REITs Risk, Infrastructure Risk, Foreign Securities and Emerging Markets Risk, Income Securities Risk, Equities Securities Risk, Derivatives Risk, High Yield Securities and Loan Risk, Exchange Traded Notes Risk, and Transactions Risk.

The Fund’s exposure to such risks may be increased due to the Fund’s direct use of investments that were previously accessed via investment in Underlying Funds as well as direct investments in additional types of securities and investments which are more sensitive to such risks. For example, under the Proposed New Strategy, the Fund may invest directly in asset-backed and mortgage-backed securities. Such investments are subject to additional risks including prepayment and call risks, extension risk, greater volatility, interest rate risks, valuation difficulties, and liquidity risks. In addition, the Fund may use privately-placed securities as part of its principal strategies. Generally, privately-placed securities are less liquid than publicly traded securities and are difficult to value.

The Fund would also be indirectly exposed to the risks associated with the Subsidiary’s investments including tax risks, commodities and derivative risks. As the Fund transitions from a fund-of-funds strategy to its Proposed Investment Strategy, it is anticipated that the Fund would likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Changes to Investment Process. The Fund would continue to be managed by the same portfolio management team who currently manages the Fund. On the Effective Date, the investment process for the Fund would be revised to reflect the Proposed New Strategy as follows:

The portfolio managers will use a flexible asset allocation approach in managing the Fund. Asset allocation decisions will be primarily inflation focused based on the Adviser’s evaluations of U.S. price trends as measured by the CPI-U and the relative attractiveness of the broad asset classes in which the Fund invests. In buying and selling investments for the Fund, the Adviser employs a four-step process that combines: 1) long-term asset allocation research, 2) making asset allocation decisions based on the portfolio managers’ intermediate market term outlook, 3) constructing the portfolio and analyzing the investment capabilities of any underlying funds and/or portfolio managers responsible for individual investment strategies, and 4) monitoring portfolio exposures and weightings and rebalancing in response to market price action and changes in JPMIM’s market outlook. Throughout this process, the Adviser conducts extensive research on inflationary markets and the inflation hedging capabilities of various asset classes.

Changes to the Annual Fund Operating Expenses. If the New Advisory Agreement is approved, the Annual Fund Operating Expense table will be replaced on the Effective Date of the New Prospectuses with the following:

Fee Table	Class A	Class C	Select	Class R2	Class R5
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fee	0.25	0.75	None	0.50	None
Other Expenses[1]	1.63	1.61	1.43	1.79	1.27
Shareholder Service Fees	0.25	0.25	0.25	0.25	0.05
Remainder of Other Expenses	1.38	1.36	1.18	1.54	1.22
Acquired Fund (Underlying Fund) Fees and Expenses[2]	0.11	0.11	0.11	0.11	0.11

Total Annual Fund Operating Expenses	2.49	2.97	2.04	2.90	1.88
Fee Waivers & Expense Reimbursements[3]	(1.38)	(1.36)	(1.18)	(1.49)	(1.12)

Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements[3]	1.11	1.61	0.86	1.41	0.76

1.	Other Expenses” are based on estimated amounts for the current fiscal year. Includes the advisory fee paid by the Subsidiary to its adviser and other estimated expenses of the Subsidiary (excluding Acquired Fund (Underlying Fund) Fees and Expenses).

2.	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on estimated amounts for the current fiscal year.

3.	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses inclusive of the Subsidiary (excluding Acquired Fund (Underlying Fund) Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50%, 0.75%, 1.30%, and 0.65% of the average daily net assets of Class A, Class C, Select Class, Class R2 and Class R5 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliate money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

The foregoing is not a solicitation of any proxy. If you own shares of the Fund as of the record date for the special meeting of shareholders, you should refer to the additional information regarding the Proposal, including the proxy statement and the proxy card and instructions on how to submit your vote.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

Summary Prospectus December 29, 2015, as supplemented July 1, 2016

JPMorgan Diversified Real Return Fund

Class/Ticker:     A/JRNAX     C/JRNCX     Select/JRNSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to maximize long-term real return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 20 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.95	0.98	0.83
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.70	0.73	0.58
Acquired Fund (Underlying Fund) Fees and Expenses	0.55	0.55	0.55

Total Annual Fund Operating Expenses	1.85	2.38	1.48
Fee Waivers and/or Expense Reimbursements[2]	(0.69)	(0.72)	(0.57)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.16	1.66	0.91

[1]

“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (beginning January 1, 2016), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.61%, 1.11% and 0.36% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliate money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/16, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the

Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	563	941	1,344	2,468
CLASS C SHARES ($)	269	674	1,205	2,661
SELECT CLASS SHARES ($)	93	412	754	1,720

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	563	941	1,344	2,468
CLASS C SHARES ($)	169	674	1,205	2,661
SELECT CLASS SHARES ($)	93	412	754	1,720

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is a fund of funds that seeks real return by allocating its assets across a combination of inflation sensitive asset classes. “Real return” means the return in excess of the actual rate of inflation. In addition, by allocating across multiple asset classes, the Fund seeks to have lower volatility than the S&P 500. The actual rate of inflation is measured by the Consumer Price Index for All Urban Consumers (CPI-U) over time.

The Fund invests in other J.P. Morgan Funds and, to a lesser extent, in exchange traded funds (ETFs) (collectively with the J.P. Morgan Funds, the “underlying funds”) and exchange traded notes (ETNs). In seeking to meet its objective, the Fund invests in underlying funds and ETNs that provide exposure to inflation sensitive securities and asset classes such as Treasury Inflation Protected Securities (TIPS) and CPI-U swaps, real estate investment trusts (REITs), commodities, natural resources and infrastructure, including companies that provide services such as transportation systems, water supply and power. The Fund also invests in underlying funds that have exposure to additional inflation sensitive securities and asset classes including underlying funds that have significant exposure to below investment grade securities and loan participations and assignments (Loans). Below investment grade securities are also known as “junk bonds”. The Fund may invest in underlying funds that make investments in international and emerging markets and utilize non-dollar denominated investments.

Asset allocation decisions are primarily based on the adviser’s evaluations of U.S. price trends as measured by the CPI-U and the relative attractiveness of the asset classes in which the Fund invests.

The portfolio managers use a flexible asset allocation approach in managing the Fund. Based on current inflationary views as of the date of the prospectus, it is anticipated that approximately 60% of the Fund’s assets will be invested in fixed income funds that invest in inflation-protected securities such as TIPS or that utilize strategies such as combining a core portfolio of fixed income securities with CPI-U swaps to create the equivalent of a portfolio of inflation-protected fixed income securities. Such fixed income funds may also include Funds that invest in below investment grade securities and Loans. Approximately 25% of the Fund’s assets are expected to have exposure to equity funds or ETNs that invest in securities in REITs or real estate related-securities, natural resources, and infrastructure. The Fund is also anticipated to invest approximately 10% of its assets in underlying funds or ETNs that have exposure to commodities, and 5% in cash and cash equivalents. The Fund’s allocations may deviate substantially from these ranges.

In addition to investing in underlying funds and ETNs, the Fund may utilize derivatives and invest directly in equity securities. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may utilize forward currency transactions to hedge exposure to non-dollar denominated investments back to the U.S. dollar. The Fund may also utilize exchange traded futures for cash management and to gain exposure to equities pending investment in underlying funds.

In buying and selling investments for the Fund, the adviser employs a four-step process that combines 1) strategic asset allocation research, 2) asset allocation based on the portfolio managers’ intermediate term outlook, 3) analysis of the investment capabilities of the underlying funds and portfolio managers, and 4) construction of the portfolio and rebalancing. Through this process, the adviser conducts extensive research on inflationary markets and the inflation hedging capabilities of various asset classes. In consideration of the risk and return objectives of the Fund, the adviser determines the weightings of the asset classes, selects the underlying funds and other instruments, and constructs the portfolio. On an ongoing basis, the adviser monitors the portfolio and makes tactical asset allocation changes and rebalances the portfolio to realign the weightings of the underlying funds and asset classes as needed based on the portfolio managers’ view of the inflationary cycle and current market outlook.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Investment Company and ETF Risk. The Fund invests in other J.P. Morgan Funds and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Because the adviser or its affiliates provide services and receive fees from the underlying J.P. Morgan Funds, the Fund’s investments in such underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

Strategy Risk. The Fund’s investment strategies may not work to maximize real return. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, some of the underlying funds make direct investments in inflation-protected securities. Unlike conventional bonds, the principal or interest on inflation-protected securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The Fund may also use underlying funds or investments that utilize certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, commodities or infrastructure. These investments may not reflect the impact of inflation.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject an underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Natural Resources Risk. Equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Securities of Real Estate Companies and REITs Risk. Investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying real estate. These risks include default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund and the underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds.

Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital, increased competition, and uncertainty concerning the availability of fuel at reasonable prices and other factors. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Infrastructure-related companies may also be subject to “Foreign Securities and Emerging Markets Risk.”

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets”. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Income Securities Risk. Investments in income securities are subject to interest rate risk and credit risk. The Fund’s exposure to bonds and other debt securities will change in value based on changes in interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain underlying funds invest in variable and floating rate loan assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Income securities are also subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities or similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund or underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Equity Securities Risk. Exposure to equity securities (such as stocks) creates more volatility and carries more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for an underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Derivatives Risk. Derivatives, including forward currency contracts, futures, and commodity-linked derivatives and swaps, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not been exposed to such derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Yield Securities and Loan Risk. The Fund may be exposed to investments in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the Federal securities laws, and lack of publicly available information. The Fund or an underlying fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some Loans and other instruments and certain Loans and other instruments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of Loans and certain other instruments in a timely fashion could result in losses. Because some Loans and certain other instruments may have a more limited secondary market, liquidity risk may be more pronounced for certain underlying funds than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Exchange Traded Notes Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Barclays 1-10 Year U.S. TIPS Index, a broad-based securities market index, the Consumer Price Index for All Urban Consumers-Seasonally Adjusted and the Lipper Alternative Global Macro Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2014	3.53%
Worst Quarter	2nd quarter, 2013	–4.23%

The Fund’s year-to-date total return through 9/30/15 was –5.47%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since (3/31/11)
SELECT CLASS SHARES
Return Before Taxes	1.79%	0.64%
Return After Taxes on Distributions	0.93	(0.06)
Return After Taxes on Distributions and Sale of Fund Shares	1.03	(0.22)
CLASS A SHARES
Return Before Taxes	(3.03)	(0.84)
CLASS C SHARES
Return Before Taxes	0.05	(0.11)
BARCLAYS 1-10 YEAR U.S. TIPS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.91	1.70
CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS-SEASONALLY ADJUSTED
(Reflects No Deduction for Fees, Expenses or Taxes)	0.68	1.55
LIPPER ALTERNATIVE GLOBAL MACRO FUNDS INDEX
(Reflects No Deduction for Taxes)	0.95	2.44

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey Geller	2011	Managing Director
Katherine Santiago	2011	Executive Director
Maddi Dessner	2011	Managing Director
Nicole Goldberger	2011	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-DRR-ACS-1215-2